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                                                                    EXHIBIT 24.0


                           SPECIAL POWER OF ATTORNEY


THE STATE OF TEXAS (S)
                   (S)       KNOW ALL MEN BY THESE PRESENTS:
COUNT OF TARRANT   (S)

     THAT WE, the undersigned, have made, constituted, and appointed, and by these presents to make, constitute, and appointed L. C. MARTIN, and/or DAVID H. DINGUS and/or DANA L. PERRY, and each of them severally with full power to act alone, our true and lawful attorneys and agents to execute in our name, placed, and stead, in our capacity as an officer or director of AZZ incorporated ("AZZ"), and file with the Securities and Exchange Commission under the Securities Act of 1933, one or more Form S-3 Registration Statements covering stock options to RCG Capital Markets Group, Inc., including any and all amendments (including pre-effective and post-effective amendments to filings theretofore or hereafter made) and exhibits to said filings and any and all applications, instruments and other documents to be filed with the SEC or any state regulatory agency pertaining to the registration of securities of AZZ, with full power and authority to do and perform any and all acts and things whatever that they or he may deem requisite or desirable in their or his sole discretion in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and to file copies of this power of attorney with the SEC or any such agency or body. The power and authority hereby granted shall continue until revoked by a written instrument of revocation delivered to the President of AZZ.

     WITNESS MY HAND this 23/rd/ day of July, 2001.


                              --------------------------------------------------
                              L.C. MARTIN


     WITNESS MY HAND this 23/rd/ day of July, 2001.


                              --------------------------------------------------
                              DAVID H. DINGUS


     WITNESS MY HAND this 23/rd/ day of July, 2001.


                              --------------------------------------------------
                              DANA L. PERRY


     WITNESS MY HAND this 23/rd/ day of July, 2001.


                              --------------------------------------------------
                              MARTIN C. BOWEN


     WITNESS MY HAND this 23/rd/ day of July, 2001.


                              --------------------------------------------------
                              DR. H. KIRK DOWNEY
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     WITNESS MY HAND this 23/rd/ day of July, 2001.


                              --------------------------------------------------
                              DANIEL R. FEEHAN


     WITNESS MY HAND this 23/rd/ day of July, 2001.


                              --------------------------------------------------
                              SAM ROSEN


     WITNESS MY HAND this 23/rd/ day of July, 2001.


                              --------------------------------------------------
                              KEVERN R. JOYCE


     WITNESS MY HAND this 23/rd/ day of July, 2001.


                              --------------------------------------------------
                              R. J. SCHUMACHER


     WITNESS MY HAND this 23/rd/ day of July, 2001.


                              --------------------------------------------------
                              DANIEL E. BERCE